SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

        First National Bankshares, Inc.
(Name of Registrant as Specified In Its Charter)

          Sharon Roppolo, Secretary
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(j)(1), or
    14a-6(j)(2).

[ ]	$500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(j)3.

[ ]	Fee computed on table below per Exchange Act Rules
    14a-6(j)(4) and O-11.

1) Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

4)	Proposed maximum aggregate value of transaction:

*Set forth the amount of which the filing fee is calculated and state how it was determined.

[ ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 14, 1996

To Our Shareholders:

	Notice is hereby given that the Annual Meeting of Shareholders of First National Bankshares, Inc. (the "Company") will be held at the main office of First National Bank of Houma, 600 East
Main Street, Houma, Louisiana, on Tuesday, May 14, 1996, at 2:00 p.m., Houma, Louisiana time. The purpose of the Annual Meeting will be to consider and to vote upon the following matters:

	1.	Election of five (5) Directors; and

	2.	Such other business as may properly come before the Annual
    Meeting or any adjournment thereof.

	The close of business on March 19, 1996, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

	Please use the enclosed business reply envelope for the return of your proxy. Voting by proxy will not prevent you from voting in person at the Annual Meeting. Your prompt response will help your Company assure a quorum and avoid additional expense for proxy solicitation.

	By Order of The Board of Directors

	Jerome H. Mire
	President and
	Chief Executive Officer

Houma, Louisiana
April 12, 1996


FIRST NATIONAL BANKSHARES, INC.
600 East Main Street
P. O. Box 6096
Houma, Louisiana  70361

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 14, 1996

	The accompanying proxy is solicited by and on behalf of the Board of Directors (the "Board") of First National Bankshares,
Inc. (the "Company"), for use at the Annual Meeting of Shareholders to be held on May 14, 1996, (the "Annual Meeting"), at 2:00 p.m., Houma, Louisiana time at the main office of First National Bank of Houma ("First National Bank"), 600 East Main Street, Houma, Louisiana, and any adjournment thereof. The purposes of the Annual Meeting are (a) to elect five (5)
Directors; and (b) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. A Notice of Annual Meeting is attached hereto and a proxy card accompanies this proxy statement.

	All expenses incurred in connection with this solicitation, including postage, printing, handling, and the actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners, will be paid by the Company. In addition to solicitation by mail, certain officers, Directors and regular employees of the Company or its subsidiaries, who will receive no additional compensation for their services, may solicit proxies by telephone, telegraph or personal call. The approximate date on which this proxy statement and form of proxy is being mailed is April 12, 1996.

	The principal executive offices of First National Bankshares, Inc. are located at 600 East Main Street, Houma, Louisiana
70360; telephone:  504-868-1660.

BUSINESS OF THE MEETING

	At the Annual Meeting, the shareholders will be called upon to elect five (5) persons, all of whom presently serve on the Board of Directors, to serve as members of the Board of Directors of the Company for a period of one (1) year or until their successors are chosen and have qualified, and to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

VOTING RIGHTS AND SOLICITATION OF PROXIES

	The Company has outstanding only common stock, of which 2,017,600 shares were outstanding as of the close of business on March 19, 1996 (the "Record Date"). Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting.
Each shareholder will be entitled to one vote per share, in person or by proxy, for each share of common stock held in such shareholder's name as of the Record Date on any matter submitted to a vote of the shareholders at the Annual Meeting.

	Representation at the Annual Meeting by the holders of a majority of the outstanding common stock of the Company as of the Record Date, either by personal attendance or by proxy, will constitute a quorum.

	When a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All executed but unmarked proxies that are returned will be voted FOR the election of each of the nominees as Directors. If any other matters are properly brought before the Annual Meeting, the person(s) named in the accompanying proxy card will vote the shares represented by such proxy in accordance with their own judgment on such matters.

	In determining whether a proposal submitted to a vote of shareholders has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal, except that
(i) abstentions and broker non-votes will not be counted as votes cast in connection with determining the plurality required to elect a director and will have no effect on the outcome of that vote and (ii) broker non-votes will not be counted as votes cast with respect to any proposal as to which the broker does not have or exercise discretionary authority and has not received voting instructions from the beneficial owners and will have no effect on the outcome of that vote.

	Your execution of the enclosed proxy card will not affect your right as a shareholder to attend the Annual Meeting and to vote in person. Any shareholder giving a proxy has the right to revoke it at any time by (a) a later dated proxy filed with the Secretary of the Company at or before the Annual Meeting, or (b) a written notice of revocation given to the Secretary of the Company.

PRINCIPAL HOLDERS OF VOTING SECURITIES

	The following table sets forth as of March 19, 1996, the information concerning beneficial ownership of voting securities of the Company by persons or entities who are known by the Company to own beneficially more than five percent of the Company's common stock. The information set forth in the table below is based, in part, upon information furnished to the Company by the respective persons or entities listed therein and, in part, upon documents filed by such persons or entities with the Securities and Exchange Commission ("SEC").

                              	  Amount and Nature
Name and Address of	             of Beneficial	         Percent of
Beneficial Owner         	       Ownership (1)          Common Stock

Providence Capitol	               177,000 shares          	8.77%
Enterprises, Inc.
3500 South Wadsworth, Suite 405
Denver, Colorado 80235 (2) (3)

James J. Buquet, Jr.	             205,606 shares         	10.19%
100 Eagle Road
Houma, Louisiana  70360 (4)

ATCO Development, Inc.	           417,000 shares         	20.67%
11777 Katy Freeway
Suite 175
Houston, Texas  77079 (5)

(1)	The amount and nature of beneficial ownership has been
determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The listed beneficial owners have sole voting power and sole investment power over the shares listed, except as set forth in notes (2) through (4) below.

(2)	Providence Capitol Enterprises, Inc. ("Providence") is a
wholly-owned subsidiary of BD Partners. The shares are also beneficially owned by BD Partners. This note (2) is based upon information contained in the Amendment Number 1 to the Schedule 13D dated November 2, 1990, filed with the SEC by Providence and BD Partners (the "Providence 13D").

(3)	Providence and BD Partners have granted a Right of First
Refusal to Banque Worms and Co. International Ltd., a wholly-owned direct subsidiary of Financiere Worms & Cie, S.A. ("Financiere") as of November 2, 1990, with respect to the 177,000 shares owned by Providence. This note (3) is based upon information contained in Amendment Number 5 to the Schedule 13D dated November 2, 1990, filed with the SEC by Financiere and others and the Providence 13D.

(4)	Does not include 9,370 shares owned by Mr. Buquet's wife,
children and grandchildren, 480 shares owned by James J. Buquet, Sr., or 61,940 shares beneficially owned by Hilton J. Michel, Jr., Jerome H. Mire and Calvin J. Ortego, of which Mr. Buquet disclaims beneficial ownership. Includes 4,700 shares over which he exercises sole voting and investment power as custodian and an additional 197,250 shares owned by companies that Mr. Buquet controls. This note (4) is based, in part, upon information contained in the Schedule 13D dated February 28, 1993, and Amendment Number 1 to Schedule 13D dated June 15,
1993, filed with the SEC by Messrs. Buquet, Michel, Mire and
Ortego.

(5)	The Federal Reserve Bank of Atlanta (the "Federal Reserve")
requested in 1990 that ATCO Development, Inc. ("ATCO") divest itself of 240,000 shares of common stock to an independent party as a result of the alleged failure of ATCO to comply with certain notification requirements of the Change in Bank Control
Act in connection with 240,000 of the shares now owned by ATCO. ATCO, the Federal Reserve, and the Company discussed at that time alternatives to divestiture. No further action has been taken by the Company, the Federal Reserve, or ATCO with respect to the request for divestiture. Kamal Abdelnour, a Director of the Company, has voting and investment authority with respect to such shares in his capacity as President and Chief Executive Officer of ATCO subject to approval of the Board of Directors of ATCO. Mr. Abdelnour disclaims beneficial ownership of all of the shares owned by ATCO.

Security Ownership of Management

	The following table sets forth as of March 19, 1996, the information concerning beneficial ownership of voting securities of the Company by Directors and executive officers. The information set forth in the table below has been furnished to the Company by the respective persons listed therein.

	The address of each Director and executive officer is c/o First National Bank of Houma, Post Office Box 6096, Houma, Louisiana
70361.

Name of Director or	         Amount and Nature
Executive Officer or        	of Beneficial	       Percent of
Number In Group         	    Ownership (1)       	Common Stock

James J. Buquet, Jr.	            205,606        	 10.19% (2)

Jerome H. Mire	                    9,250	          0.46% (3)

Hilton J. Michel, Jr.	            50,454         	 2.50% (4)

Calvin J. Ortego	                 20,336          	1.01% (5)

Kamal Abdelnour	                       0	          0.00% (6)

All Executive Officers	          310,476         	15.39% (6)(7)(8)
and Directors as
a Group
(10 persons)

(1)	Unless otherwise noted, all shares of the Company's common
stock set forth in this column constitute direct beneficial ownership by such Director or executive officer with full voting and investment power.

(2)	Does not include 9,370 shares owned by Mr. Buquet's wife,
children and grandchildren, 480 shares owned by James J. Buquet, Sr., or 61,940 shares beneficially owned by Messrs. Michel, Mire and Ortego, of which Mr. Buquet disclaims beneficial ownership. Includes 4,700 shares over which he exercises sole voting and investment power as custodian and an additional 197,250 shares owned by companies that Mr. Buquet controls. This note (2) is based, in part, upon information contained in the Schedule 13D dated February 28, 1993, and Amendment Number 1 to Schedule 13D dated June 15, 1993, filed with the SEC by Messrs. Buquet, Michel, Mire and Ortego.

(3)	Does not include an estimated 3,254 shares of the Company's
common stock owned by the First National Bank of Houma Employee Stock Ownership Plan ("ESOP") that have been allocated to Mr. Mire's account but not yet distributed to him in accordance with the terms of the ESOP. Does not include 269,546 shares beneficially owned by Messrs. Buquet, Michel and Ortego, of which Mr. Mire disclaims beneficial ownership. This note (3) is based, in part, upon information contained in the Schedule 13D dated February 28, 1993, and Amendment Number 1 to Schedule 13D dated June 15, 1993, filed with the SEC by Messrs. Buquet,
Michel, Mire and Ortego.

(4)	Includes 38,957 shares owned by Hilton Michel, CLU &
Associates, Inc. Retirement Plan. Does not include 246,442 shares beneficially owned by Messrs. Buquet, Mire and Ortego, of which Mr. Michel disclaims beneficial ownership. This note (4) is based, in part, upon information contained in the Schedule 13D dated February 28, 1993, and Amendment Number 1 to Schedule 13D dated June 15, 1993, filed with the SEC by Messrs. Buquet, Michel, Mire and Ortego.

(5)	Does not include 258,460 shares beneficially owned by
Messrs. Buquet, Michel and Mire, of which Mr. Ortego disclaims beneficial ownership. This note (5) is based, in part, upon information contained in the Schedule 13D dated February 28, 1993, and Amendment Number 1 to Schedule 13D dated June 15, 1993, filed with the SEC by Messrs. Buquet, Michel, Mire and Ortego.

(6)	Does not include common stock owned by ATCO whose interests
are represented by Kamal Abdelnour, a Director of the Company.
ATCO owns in the aggregate an additional 417,000 shares (20.67%) of the Company's common stock. Mr. Abdelnour disclaims beneficial ownership of all the shares owned by ATCO.

(7)	Does not include 81,759 shares of the Company's common stock held by the ESOP that have been allocated to employee accounts but not yet distributed in accordance with the terms of the ESOP, including an estimated 13,708 shares to be allocated to the accounts of executive officers based on valuation of stock as of December 31, 1995. The Trustee of the ESOP is the Trust Department of First National Bank and the ESOP is administered by the Retirement & Employee Benefits Committee (the "Retirement Committee"), the members of which are appointed by the Board of Directors of First National Bank. Richard H. Barker, III, Kerry
J. Chauvin, Calvin J. Ortego, Sharon T. Roppolo and Charles C. Theriot, all of whom are Directors of First National Bank, are the present members of the Retirement Committee. The Retirement Committee has the authority to control and manage the operation and administration of the ESOP.

(8)	Does not include 9,370 shares of which executive officers
and Directors disclaim beneficial ownership; does not include
480 shares owned by James J. Buquet, Sr.; includes 4,700 shares over which Mr. Buquet exercises sole voting and investment power as custodian and 197,250 shares owned by companies controlled by Mr. Buquet. Does not include an estimated 3,254 shares of the Company's common stock owned by the ESOP that have been allocated to Mr. Mire's account but not yet distributed to him in accordance with the terms of the ESOP. Also does not include 10,454 shares of the Company's common stock owned by the ESOP that have been allocated to the executive officers' accounts but not yet distributed to them in accordance with the terms of the ESOP.


ELECTION OF DIRECTORS

General

	The Bylaws of the Company authorize the Board to fix the size of the Board at not more than twenty-five (25) persons nor less than three (3) persons. The Board has set the number of Directors to be elected at five (5).

	A plurality of the votes cast in person or by proxy is required for election of Directors. Absent contrary instructions, shares represented by properly executed proxies in the accompanying form will be voted FOR the nominees named below, all of whom presently serve on the Board of Directors. Any shareholder who wishes to withhold authority from the proxy holders to vote for the election of Directors or to withhold authority to vote for any individual nominee may do so by marking his proxy card to that effect.

	The Board has nominated the persons named below to serve as Directors. All persons named herein as nominees for Director have consented to serve, and it is not contemplated that any nominee will be unable to serve as a Director.

	These Directors will be elected to hold office until the next Annual Meeting and thereafter until their successors have been elected and have qualified. Unless authority is withheld, the persons named in the proxy will vote for the election of the five (5) nominees named below. In the unanticipated event that any of the nominees cannot be a candidate at the Annual Meeting, proxies will be voted in favor of such additional nominees as may be designated by the Board. Proxies cannot be voted for more than five (5) Directors.

	The affirmative vote of the holders of a plurality of the voting shares of the Company represented and entitled to vote at the Annual Meeting at which a quorum is present is required for the election as Directors of the nominees listed below.

Nominees

	Kamal Abdelnour
	James J. Buquet, Jr.
	Hilton J. Michel, Jr.
	Jerome H. Mire
	Calvin J. Ortego

Biographical Information Concerning Nominees for Director

	Mr. Abdelnour is President, Chief Executive Officer and a Director of ATCO, a private holding company located in Houston, Texas, positions he has held since 1980. He has served as a Director of the Company, as a representative of ATCO, since
1985. He is also a Director of Worms Management Corporation (inasmuch as it concerns Permal Management, Inc.), a wholly-owned subsidiary of an affiliate of MM. Worms & Cie, and Financiere. He is also a Director of Krause's Furniture, Inc.
He is 59 years of age.



	Mr. Buquet is Chairman of the Board of Buquet Distributing Co., Inc., a beer distributorship, and President of Buquet Realty
Co., Inc., a real estate holding company. He is also President of La Terre Broadcasting, Inc., a position he has held for more than five years. He has served as a Director of the Company since 1985 and as its Chairman of the Board since February 14, 1991. Mr. Buquet has served as a Director of First National
Bank since 1964 and as its Chairman of the Board of Directors since 1990. He is 69 years of age.

	Mr. Michel is President of Hilton Michel, CLU & Associates, Inc., an insurance, estate planning and financial services firm, a position he has held for more than five years. Mr. Michel has been in practice since 1967. His firm was incorporated in 1979.
He has served as a Director of First National Bank and the Company since 1993. He is 52 years of age.

	Mr. Mire is President and Chief Executive Officer of the Company and First National Bank. Mr. Mire has been employed by First National Bank since 1977; he was elected President of First National Bank in 1986 and was elected Chief Executive Officer of First National Bank effective December 31, 1990. He was also elected President and Chief Executive Officer of the Company effective February 14, 1991. He has served as a Director of First National Bank since 1986. He has served as a Director of the Company since April 1991. He is 51 years of age.

	Mr. Ortego is President, Chief Executive Officer and a Director of Louisiana Development Co., Inc., a company that owns and operates Subway franchises, a position he has held since 1990.
He retired in 1987 as an executive of Hughes Drilling Fluids, a position he held from 1977-1987. Mr. Ortego has served as a Director of First National Bank since 1967. He has served as a Director of the Company since 1994. He is 73 years of age.

	No family relationships exist among the above Directors or executive officers of First National Bank or the Company.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE (5) NOMINEES LISTED ABOVE.

Committees of the Boards of Directors of the Company and First
National Bank

	The Board of the Company held 14 meetings during 1995. All nominees attended at least 75 percent of the meetings of the Board during 1995.

	The Board of the Company has no standing Nominating or Compensation Committees, or committees performing similar functions.

	The Board has a standing Audit Committee which will meet with the Company's Internal Auditor on a regular basis, direct an examination of the affairs of First National Bank and the Company at least annually and supervise the continuous audit program of First National Bank and the Company. The Company's
Audit Committee met two times in 1995. All Audit Committee members of the Company attended at least 75 percent of all meetings of the Committee during 1995. The Company's Audit
Committee was composed of the following members:

	Hilton J. Michel, Jr., Chairman
	James J. Buquet, Jr.
	Calvin J. Ortego

	Following the Annual Meeting, the nominees, if elected, presently intend to cause the Company, as the sole shareholder of First National Bank, to elect as directors of First National Bank the following individuals: Richard H. Barker, III, James
J. Buquet, Jr., Kerry J. Chauvin, Marvin V. Marmande, Jr., Hilton J. Michel, Jr., Jerome H. Mire, Calvin J. Ortego, Sharon
T. Roppolo and Charles C. Theriot.

	All of the foregoing individuals are presently serving as directors of First National Bank.

	First National Bank's Audit Committee met five times in 1995. All Audit Committee members of First National Bank attended at least 75 percent of the meetings of the Committee, with the exception of Mr. Haydel, who attended 60 percent of the meetings. The Audit Committee was composed of the following members:

	Hilton J. Michel, Jr., Chairman 	      Marvin V. Marmande, Jr.
	Ronald J. Haydel	                      Charles C. Theriot

	First National Bank's Executive Committee met 32 times during 1995 to act upon various matters on behalf of First National
Bank's Board. All committee members attended at least 75 percent of the meetings of the Committee, with the exception of Mr. Barker, who attended 56 percent of the meetings and Mr.
Haydel, who attended 56 percent of the meetings. The members of this Committee were as follows:

	James J. Buquet, Jr., Chairman	        Hilton J. Michel, Jr.
	Richard H. Barker, III 	               Jerome H. Mire
	Ronald J. Haydel 	                     Calvin J. Ortego

	The Board of First National Bank approves salary recommendations for First National Bank officers and reviews total bank compensation on an annual basis.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

Remuneration of Officers

	Officers of the Company presently serve without remuneration. However, all officers of the Company also serve as officers of First National Bank and are compensated by First National Bank.
Mr. Mire was the only executive officer of the Company who earned in excess of $100,000 in annual salary and bonus in 1995.
The following table shows the cash compensation paid to the Chief Executive Officer of the Company.

Summary Compensation Table

		                                 Annual Compensation
    Name
and Principal                                    Other Annual
  Position           Year  Salary ($) Bonus ($)  Compensation ($)

Jerome H. Mire       1995   100,000      -0-          24,329
President and CEO
First National Bank  1994    90,000      -0-          18,264
of Houma
                     1993    76,300      -0-          15,879

		                          Long Term Compensation
                            Awards         Payouts
    Name            Restricted               LTIP    All Other
and Principal         Stock      Options/  Payouts  Compensation
  Position         Award(s) ($)  SARs (#)    ($)       (2) ($)

Jerome H. Mire          -0-        -0-       -0-       3,460
President and CEO
First National Bank     -0-        -0-       -0-       3,336
of Houma
                        -0-        -0-       -0-       3,045

(1)	Includes health insurance premiums, group term life
insurance premiums, taxable benefit for the personal use of a bank-owned car, incentive compensation, and directors fees.

(2)	Includes (a) value of shares from the Employee Stock
Ownership Plan allocated to the employee and (b) the Bank's matching contribution to the 401(K) plan for the benefit of the employee.

First National Bank of Houma Salary Savings Plan [401(K) Plan]

	A 401(K) Plan (the "Plan") was established January 1, 1991, for the benefit of the employees of First National Bank. Under the terms of the Plan, employees who are 20.5 years of age and who have been employed by First National Bank for six months are eligible to participate. Employees who elect to participate contribute a percentage of their salaries on a pretax basis.
First National Bank can elect, but is not required, to make an additional matching contribution. The percentage of First
National Bank's contribution is determined each year by the Retirement Committee of the Board of Directors of First National
Bank. The percentage contribution for 1995 was set at 50% of the first 3% of salary contributed by the employee. The
Internal Revenue Code also sets a limit on the amount of annual contributions to the Plan by or for the benefit of an employee.
First National Bank's contribution for 1995 was $32,298 for the accounts of all employees, including $6,001 for the accounts of all executive officers of the Company as a group.

Incentive Compensation Plan

	In 1995 all employees, including executive officers, participated in an incentive compensation plan which provided incentives to employees to achieve improvements in pretax income for the corporation over the prior year. The potential amount to be paid in incentive compensation each year is determined each year by the Board of Directors based on the earnings goals and the achievement of specific corporate objectives established for the current year. Based on the improvements in 1995 pretax income over the prior year and the goals established by management and the Board of Directors, employees were awarded incentive compensation payments which totaled 4.5% of total 1995 salaries and benefits.

Employee Stock Ownership Plan - First National Bank

	An ESOP was established in 1985 for the benefit of employees of First National Bank. The purpose of the ESOP is to enable employees to share in the growth and prosperity of First
National Bank through acquisition of stock ownership interests in First National Bank's parent corporation, the Company. Thus, the value of this benefit to First National Bank's employees is directly related to the performance of First National Bank.

	To be eligible to participate, an employee must be at least 21 years of age and be credited with 1,000 hours of service annually. The assets of the ESOP are held by the Employee Stock Ownership Trust (the "Trust"), the Trustee of which is First
National Bank. In 1985, the ESOP purchased 85,238 shares of the Company's common stock funded by a loan from another bank.
Shares are allocated to employees' accounts annually based on contributions to the Trust by First National Bank as well as other amounts which are generated through the Trust. Each participating employee's stock allocation amount is based on the employee's compensation as a percentage of First National Bank's total compensation for all plan participants for that year. In addition to an individual Company Stock Account, each participating employee will have an Other Investments Account to maintain any cash income received, such as dividends or
investment income.   In 1995, 3,550 shares were allocated to
employees' accounts in accordance with the terms of the ESOP, including an estimated 673 shares to be allocated to the executive officers of the Company as a group based on valuation of the stock as of December 31, 1995. The Company anticipates the allocations, with respect to employee accounts for the fiscal year ended December 31, 1995, will be made prior to April
30, 1996.

	Until December 31, 1988, employees were fully vested after eleven years of service, with service prior to 1985 counted for this purpose. New laws governing vesting schedules required that a new vesting schedule be established. Effective January
1, 1989, the ESOP was amended to meet the requirements of the Tax Reform Act of 1986 and subsequent legislation, and restated to reflect the actual administrative practices with respect to the operation of the plan. Further, included in such amendments was a five (5) year cliff vesting schedule by which participants are fully vested after five (5) years of service. The ESOP is designed to provide a long-term investment benefit for employees and provides this benefit at retirement, disability, death or voluntary/involuntary termination from First National Bank.

	The loan which funded the ESOP was paid in full on May 19, 1995. No decision has been made to terminate the ESOP or merge it with the 401(K) plan as of this date. However, it is not anticipated that any additional contributions will be made to the plan during 1996. Therefore, only shares forfeited by former employees who terminated their employment prior to the five-year vesting rule will be allocated for the current year.
The number of shares to be allocated to employees during the 1996 calendar year is minimal.

Change of Control Arrangements

	In December 1994, the Company and First National Bank entered into severance agreements with Mr. Mire and five other executive officers to facilitate continuity of management in the event of any change of control (as defined in the agreements) of the Company. The agreements take effect immediately and have terms of two years following the date of the agreements, unless a change of control of the Company occurs within such two-year period, in which event the agreement terminates two years following such change of control. The agreements provide that if, during the two-year period following a change of control, the executive's employment is terminated other than for cause
(as defined in the agreements) or if the executive resigns for good reason (as defined in the agreements), the Company and First National Bank shall pay (i) the executive's full base salary through the date of termination, (ii) an amount equal to the executive's average annual compensation multiplied, in the case of Mr. Mire, by the number two, and in case of all other executives, by the number one, and (iii) all premiums and other charges with respect to the executive's health and medical insurance coverage required under COBRA for a period of eighteen months following the termination. Average compensation is computed based upon the executive's gross income for 1994 and any subsequent taxable years ending before the termination of the executive's employment. In January 1996, the Company entered into a severance agreement containing terms similar to the foregoing with another executive officer. The maximum aggregate amount payable under all agreements is approximately $690,000.

Remuneration of Directors

	Directors of First National Bank and the Company were compensated in 1995 at a rate of $500 for each meeting of the Board attended, with one paid absence permitted per year. Directors who serve on the Executive Committee are compensated at a rate of $350 per meeting attended, and Directors who serve on other committees of the Board are compensated at a rate of $200 per meeting attended, in addition to the fees received for regular Board meetings. Each director is allowed two paid absences for committee meetings per year. However, inside Directors are compensated only for meetings of the Board, and Directors who serve as Directors of both First National Bank and the Company were compensated only for meetings attended in their capacity as Directors of First National Bank. Mr. Abdelnour is the only Director of the Company who is not also a Director of First National Bank.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Loans

	The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with Directors, executive officers, principal shareholders and their associates through its subsidiary, First National Bank. The Company believes that all loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

Filing of Section 16 Forms with SEC

	Under the securities law of the United States, the Company's Directors, its executives (and certain other officers) and any persons holding more than ten percent of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the SEC.
Specific due dates for these reports have been established, and the Company is required to report in its Annual Report on Form
10-K or in those portions of its proxy statement incorporated by reference into its Annual Report on Form 10-K any failure to file by these dates during fiscal 1995. The Company is not aware of any late filings during fiscal 1995.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

	The Company's consolidated financial statements for the year ended December 31, 1995, were audited by the firm of Deloitte & Touche. The Board of Directors of the Company has appointed Deloitte & Touche as independent auditors of the Company for the current fiscal year. The Board of Directors expects that a representative of Deloitte & Touche will be given an opportunity to make a statement at the Annual Meeting if desired and to respond to appropriate questions.

SHAREHOLDERS' PROPOSALS

	Any shareholder of the Company desiring to present a proposal for action at the 1997 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company no later than November 8, 1996, unless the Secretary of the Company notifies the shareholders otherwise. Only those proposals that are proper for shareholder action and otherwise proper may be included in the Company's Proxy Statement.

OTHER MATTERS

	The Board of the Company is unaware of any business to come before the Annual Meeting other than the election of Directors.
If any other matters should properly come before the Annual Meeting, however, all proxies returned in the accompanying form will be voted on such matters in accordance with judgment of the person(s) holding such proxies.

	The 1995 Annual Report to Shareholders, which outlines the financial performance of the Company, is included with this Proxy Statement. In addition, upon the written request of any person whose proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the annual report to the SEC on Form
10-K for its fiscal year ended December 31, 1995, including the financial statements and schedules thereto. Written requests for the Form 10-K should be directed to Sharon T. Roppolo, Secretary, First National Bankshares, Inc., 600 East Main
Street, Houma, Louisiana, 70360. This report will be available after March 31, 1996.

	Regardless of whether you expect to be present at the Annual Meeting in person, please sign, date, and promptly return the proxy in the enclosed business reply envelope. No postage is necessary if mailed in the United States.

	By Order of the Board of Directors

	Jerome H. Mire
	President and
	Chief Executive Officer

Houma, Louisiana
April 12, 1996

PROXY            FIRST NATIONAL BANKSHARES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD MAY 14, 1996

	The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of First National Bankshares,
Inc. (the "Company") to be held on May 14, 1996, and the Proxy Statement in connection therewith, each dated April 12, 1996,
(b) constitutes and appoints Roland J. Champagne, Thomas H.
Givens, M.D., and Samuel G. deGeneres, or any one of them acting in the absence of the others, with full power of substitution, the lawful attorneys and proxies of the undersigned, (c) authorizes the proxies to attend and represent the undersigned at the Annual Meeting of Shareholders of the Company, and at all adjournments thereof, and to vote all of the shares of First
National Bankshares, Inc. in the name of the undersigned which the undersigned would be entitled to vote if personally present, and (d) revokes any proxies heretofore given.

	Election of the following nominees as Directors:

Kamal Abdelnour              	Jerome H. Mire
James J. Buquet, Jr.          Calvin J. Ortego
Hilton J. Michel, Jr.

   FOR all nominees

   WITHHOLD AUTHORITY to vote for all nominees

   Withhold authority to vote for only the following nominee(s):
   (Write the name(s) of the nominee(s) below)



	THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE
BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY AND IN
THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS THAT
MAY COME BEFORE THE MEETING.

Dated:                    ,1996


                     (Signature of Shareholder)

(Your signature on this proxy should correspond with the name appearing on your stock certificate. When signing as Executor, Administrator, Trustee, Guardian, Attorney, etc. please indicate your full title. If stock is held jointly, each joint owner must sign.)

Note: No officer or employee of First National Bank of Houma may be named proxy.

PLEASE DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.